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Exhibit 10.14

AMENDMENT TO LETTER AGREEMENT

        This Amendment, dated as of January 24, 2003 to Letter Agreement, dated September 29, 1999 (the "Management Agreement"), is between Weight Watchers International, Inc. (the "Company") and The Invus Group, Ltd. ("Invus").

W I T N E S S E T H:

        WHEREAS, pursuant to the Management Agreement, the Company retained Invus to provide it with certain management, business strategy, consulting and financial services; and

        WHEREAS, each of the Company and Invus desires to terminate the Management Agreement by mutual agreement upon the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, the parties hereto hereby agree as follows:

        Section 1    TERMINATION OF MANAGEMENT AGREEMENT

        1.1    Termination of the Management Agreement.    The Management Agreement is hereby terminated by mutual agreement of the parties thereto effective December 28, 2002 (the "Termination Date"). From and after the Termination Date, the Agreement shall be deemed null and void and of no further force nor effect.

        Section 2    MISCELLANEOUS

        2.1    Counterparts.    This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        2.2    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

WEIGHT WATCHERS INTERNATIONAL, INC.
By:	/s/ LINDA A. HUETT Name: Linda A. Huett Title: President and CEO
THE INVUS GROUP, LTD.
By:	/s/ RAYMOND DEBBANE Name: Raymond Debbane Title: President

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AMENDMENT TO LETTER AGREEMENT